                                                                 EXHIBIT h(3)(d)

                                 AMENDMENT NO. 3
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Securities Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS

PORTFOLIOS                                EFFECTIVE DATE OF AGREEMENT
----------                                ---------------------------
AIM High Yield Fund                              June 1, 2000

AIM High Yield Fund II                           June 1, 2000

AIM Income Fund                                  June 1, 2000

AIM Intermediate Government Fund                 June 1, 2000

AIM Limited Maturity Treasury Fund               June 1, 2000

AIM Money Market Fund                            June 1, 2000

AIM Municipal Bond Fund                          June 1, 2000

AIM Short Term Bond Fund                       August __, 2002

AIM Total Return Bond Fund                    December 28, 2001"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  August     , 2002
               ----

                                            A I M ADVISORS, INC.


Attest:                                     By:
        -------------------------------         -------------------------------
           Assistant Secretary                      Robert H. Graham
                                                    President


(SEAL)


                                            AIM INVESTMENT SECURITIES FUNDS


Attest:                                     By:
        -------------------------------         -------------------------------
           Assistant Secretary                      Robert H. Graham
                                                    President


(SEAL)